Exhibit 10.31

EXECUTION

MASTER ASSIGNMENT AND ASSUMPTION

This Master Assignment and Assumption (the “Master Assignment and Assumption”) is dated as of December 20, 2012 (the “Effective Date”), and is entered into by and between the Assignors (as defined below) and the Assignees (as defined below). Capitalized terms used but not defined herein shall have the meanings given to them in the Existing Credit Agreement or the Amended and Restated Credit Agreement identified below. The Standard Terms and Conditions set forth in Annex I attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Master Assignment and Assumption as if set forth herein in full.

R E C I T A L S:

1. Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of September 21, 2010 among PostRock Energy Services Corporation, a Delaware corporation, and PostRock MidContinent Production, LLC, a Delaware limited liability company (collectively, the “Borrowers”), the lenders party thereto (the “Existing Lenders”), Royal Bank of Canada, as administrative agent and collateral agent (the “Existing Administrative Agent”), as amended by a First Amendment dated May 31, 2012 but effective as of June 1, 2012 and a Second Amendment dated July 20, 2012 (as amended by such First Amendment and Second Amendment, the “Existing Credit Agreement”).

2. As of the Effective Date, the Existing Credit Agreement is being amended and restated in its entirety (as amended and restated, the “Amended and Restated Credit Agreement”), the commitments thereunder are being reduced from $98,000,000 to $90,000,000, and Citibank, N.A. (the “Successor Administrative Agent”) will succeed Royal Bank of Canada as administrative agent and collateral agent and Citibank, N.A. will become the letter of credit issuer. Each of the Assignees (hereinafter defined) hereby acknowledges receipt of a copy of the Amended and Restated Credit Agreement.

AGREEMENT

(A) For agreed consideration, as of the Effective Date, each Existing Lender set forth on Annex II hereto (each individually an “Assignor” and collectively, the “Assignors”) hereby irrevocably sells and assigns at par (i.e., outstanding principal, accrued unpaid interest, fees and all other amounts owing to such Existing Lender as of the Effective Date), severally and not jointly, to the persons indicated on Annex II hereto (each individually an “Assignee” and collectively, the “Assignees”), and each Assignee, severally and not jointly, subject to and in accordance with the Standard Terms and Conditions and the Existing Credit Agreement hereby irrevocably purchases and assumes from the Assignors such Assignee’s Pro Rata Share (hereinafter defined) of the aggregate Assigned Interests (hereinafter defined) of such Assignors as provided on Annex II: (i) each such Assignor’s rights and obligations in its capacity as an Existing Lender under the Existing Credit Agreement and any other documents or instruments delivered pursuant thereto with respect to such Assignor’s interests set forth on Annex II hereto, and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of such Assignor (in its capacity as an Existing Lender) against any Person, whether known or unknown, arising under or in connection with the Existing Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) being referred to herein collectively for all Assignors as the “Assigned Interests”),

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subject to and in accordance with this Master Assignment and Assumption. “Pro Rata Share” means, at any date of determination, for any Assignee, the percentage (carried out to the ninth decimal place) that its Revolving Commitment with respect to the Revolving Loans that such Assignee purchases of the Assigned Interests (as set forth in Annex II) bears to the aggregate Assigned Interests purchased by all Assignees pursuant to this Master Assignment and Assumption. Such sale and assignment is without recourse to the Assignors and, except as expressly provided in this Master Assignment and Assumption, without representation or warranty by the Assignors.

The Existing Lenders hereby agree that their execution hereof constitutes an amendment to the Existing Credit Agreement and that this Master Assignment and Assumption is an Assignment and Assumption (as defined in the Existing Credit Agreement). This Master Assignment and Assumption is a “Loan Document” as defined in the Existing Credit Agreement.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.)

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ASSIGNORS:

ROYAL BANK OF CANADA, as an Assignor

By:	/s/ Leslie P. Vowell
Name:	Leslie P. Vowell
Title:	Attorney-in-Fact

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Signature Page 1

ASSIGNORS:

KEY BANK NATIONAL ASSOCIATION, as an Assignor

By:	/s/ Carla Laning
Name:	Carla Laning
Title:	Senior Vice President

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Signature Page 2

ASSIGNORS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Assignor

By:	/s/ Ronald F. Bentien, Jr.
Name:	Ronald F. Bentien, Jr.
Title:	Senior Vice President

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Signature Page 3

ASSIGNORS:

AMEGY BANK NATIONAL ASSOCIATION, as an Assignor

By:	/s/ Terry O. McCarter
Name:	Terry O. McCarter
Title:	Senior Vice President

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Signature Page 4

ASSIGNORS:

SOCIÉTÉ GÉNÉRALE, as an Assignor

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Director

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Signature Page 5

ASSIGNORS:

U.S. BANK NATIONAL ASSOCIATION, as an Assignor

By:	/s/ Saqib Khawaja
Name:	Saqib Khawaja
Title:	Vice President

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Signature Page 6

ASSIGNORS:

COMERICA BANK, as an Assignor

By:	/s/ David P. Cagle
Name:	David P. Cagle
Title:	Senior Vice President

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Signature Page 7

ASSIGNORS:

RB INTERNATIONAL FINANCE (USA) LLC, f/k/a RZB Finance, LLC, as an Assignor

By:	/s/ Stephen A. Plauche
Name:	Stephen A. Plauche
Title:	First Vice President

By:	/s/ Brad Woodhouse
Name:	Brad Woodhouse
Title:	Vice President

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Signature Page 8

ASSIGNORS:

BOKF, NA, d/b/a BANK OF OKLAHOMA, as an Assignor

By:	/s/ Mike Weatherholt
Name:	Mike Weatherholt
Title:	Vice President

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Signature Page 9

ASSIGNORS:

CITIBANK, N.A., as an Assignor

By:	/s/ John Peruzzi
Name:	John Peruzzi
Title:	Vice President

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Signature Page 10

ASSIGNORS:

COMPASS BANK, N.A., as an Assignor

By:	/s/ Ian Payne
Name:	Ian Payne
Title:	Vice President

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Signature Page 11

ASSIGNORS:

NZC GUGGENHEIM MASTER FUND LTD., as an Assignor

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Senior Managing Director

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Signature Page 12

ASSIGNORS:

SUNTRUST BANK, as an Assignor

By:	/s/ Janet R. Naifeh
Name:	Janet R. Naifeh
Title:	Senior Vice President

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Signature Page 13

ASSIGNEES:

CITIBANK, N.A., as an Assignee

By:	/s/ Ryan Watson
Name:	Ryan Watson
Title:	Senior Vice President

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Signature Page 14

ASSIGNEES:

CADENCE BANK, N.A., as an Assignee

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Senior Vice President

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Signature Page 15

ASSIGNEES:

COMPASS BANK, N.A., as an Assignee

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

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Signature Page 16

ASSIGNEES:

ONEWEST BANK, FSB, as an Assignee

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Executive Vice President

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Signature Page 17

TEXAS CAPITAL BANK, N.A., as an Assignee

By:	/s/ Grant W. Leigh
Name:	Grant W. Leigh
Title:	Vice President

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Signature Page 18

Consented to and Accepted:

CITIBANK, N.A., as Successor Administrative Agent and L/C Issuer

By	/s/ Ryan Watson
Ryan Watson
Senior Vice President

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Signature Page 19

Consented to and Accepted:

ROYAL BANK OF CANADA, as Existing Administrative Agent and Collateral Agent		ROYAL BANK OF CANADA, as L/C Issuer

By	/s/ Susan Khokher	By	/s/ Leslie P. Vowell
Name:	Susan Khokher	Name:	Leslie P. Vowell
Title:	Manager, Agency	Title:	Attorney-in-Fact

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Signature Page 20

Consented to:

POSTROCK ENERGY SERVICES CORPORATION,
as a Borrower

By:	/s/ David J. Klvac
David J. Klvac, Chief Financial Officer
and Chief Accounting Officer

POSTROCK MIDCONTINENT PRODUCTION, LLC, as a Borrower,

By:	POSTROCK ENERGY SERVICES CORPORATION, Its sole member

	By:	/s/ David J. Klvac
David J. Klvac, Chief Financial Officer and Chief Accounting Officer

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Signature Page 21

ANNEX 1

TO MASTER ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignors. Each Assignor: (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest specified next to its name on Annex II hereto, (ii) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Existing Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignees. Each Assignee: (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Existing Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Existing Credit Agreement (subject to receipt of such consents as may be required under the Existing Credit Agreement) in order to acquire the Pro Rata Share of the Assigned Interests specified next to its name on Annex II hereto and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Existing Credit Agreement as a Lender thereunder and, to the extent of such Pro Rata Share of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Amended and Restated Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 of the Existing Credit Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Master Assignment and Assumption and to purchase its Pro Rata Share of the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Existing Administrative Agent, Successor Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to this Master Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Existing Credit Agreement, duly completed and executed by such Assignee; and (b) agrees that (i) it will, independently and without reliance on the Existing Administrative Agent, Successor Administrative Agent, any Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

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Annex I Page 1

2. Payments. From and after the Effective Date, the Successor Administrative Agent shall distribute all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the appropriate Assignors as specified on Annex II hereto for amounts which have accrued to but excluding the Effective Date and to the appropriate Assignees as specified on Annex II hereto for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Master Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Master Assignment and Assumption may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Master Assignment and Assumption by telecopy, facsimile, photocopy or by sending a scanned copy by electronic mail shall be effective as delivery of an originally executed counterpart of this Master Assignment and Assumption. Any signature page of a counterpart may be detached therefrom without impairing the legal effect of the signatures thereon and attached to another counterpart identical in form thereto but having attached to it one or more additional signature pages signed by other parties. This Master Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

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Annex I Page 2

ANNEX II

TO MASTER ASSIGNMENT AND ASSUMPTION

ASSIGNORS

Existing Lender	Amount of Revolving Commitment Assigned	Percentage of Assigned Interest	Percentage of Existing Lender’s Assigned Interest Assigned
Royal Bank of Canada	$19,897,731.38	20.303807520%	100%
KeyBank National Association	$10,093,090.67	10.299072112%	100%
Wells Fargo Bank, N.A. (combined with BNP)	$11,184,015.98	11.412261204%	100%
Amegy Bank National Association	$5,920,339.27	6.041162520%	100%
Societe Generale	$9,302,018.41	9.491855520%	100%
U.S. Bank, National Association	$2,177,777.78	2.222222224%	100%
Comerica Bank	$11,008,647.62	11.233313898%	100%
RB International Finance (USA) LLC, f/k/a RZB Finance, LLC	$3,427,721.10	3.497674592%	100%
BOKF, NA, d/b/a Bank of Oklahoma	$5,033,139.57	5.135856704%	100%
Citibank, N.A.	$3,920,000.00	4.000000000%	100%
Compass Bank	$6,101,490.31	6.226010520%	100%
NZC Guggenheim Master Fund Ltd.	$3,832,537.60	3.910752653%	100%
SunTrust Bank	$6,101,490.31	6.226010520%	100%
TOTAL:	$98,000,000.00	99.999999987%	100%

ASSIGNEES

Lender	Amount of Revolving Commitment	Pro Rata Share of Assigned Interests Acquired by Assignee
Citibank, N.A.	$26,000,000.00	28.888888889%
Cadence Bank, N.A.,	$18,000,000.00	20.000000000%
Compass Bank	$18,000,000.00	20.000000000%
OneWest Bank, FSB	$18,000,000.00	20.000000000%
Texas Capital Bank, N.A.	$10,000,000.00	11.111111111%
TOTAL:	$90,000,000.00	100.000000000%

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Annex II Page 1